Long-Term Loans Payable	12 Months Ended
Dec. 31, 2024
Long-Term Loans Payable [Abstract]
LONG-TERM LOANS PAYABLE

Note 12 - LONG-TERM LOANS PAYABLE

In June 2020 through September 2020, Cordyceps Sunshine Cayman entered into loan agreements to borrow totally $414,000 from six individuals to finance its operation. These loans were non-interest bearing, non-secured, and matured from June 30, 2025 to September 30, 2025. In 2023, the Company and the six individuals entered into supplemental agreements, pursuant to which the interest rate was amended to 4.125% per annum for the period from January 1, 2023 through the maturity dates.

The outstanding balance of these loans, classified as the current portion, amounted to $448,155 as of December 31, 2024.

The outstanding balance of these loans amounted to $431,079 as of December 31, 2023.